FIFTH AMENDMENT TO CREDIT AGREEMENT

Parties:
“CoBank”:	CoBank, ACB 5500 South Quebec Street Greenwood Village, Colorado 80111
“Borrower”:	CHS Inc. 5500 Cenex Drive Inver Grove Heights, Minnesota 55077
“Syndication Parties”:	The entities name below on the signature pages
Execution Date:	February 10, 2009

Recitals:

A. CoBank, in its capacity as Administrative Agent (“Administrative Agent”) and as a Syndication Party, the Syndication Parties signatory thereto (collectively with any Persons who have become or who become Syndication Parties, “Syndication Parties”), and Borrower have entered into that certain 2006 Amended and Restated Credit Agreement (Revolving Loan) dated as of May 18, 2006, that certain First Amendment to Credit Agreement dated as of May 8, 2007, that certain Second Amendment to Credit Agreement dated as of October 18, 2007, that certain Third Amendment to Credit Agreement dated as of March 5, 2008, and that certain Fourth Amendment to Credit Agreement dated as of May 1, 2008 (as amended, and as further amended, modified, or supplemented from time to time, the “Credit Agreement”) pursuant to which the Syndication Parties have extended certain credit facilities to Borrower under the terms and conditions set forth in the Credit Agreement.

B. Borrower has requested that the Agent and the Syndication Parties amend certain terms of the Credit Agreement, which the Agent and the Syndication Parties are willing to do under the terms and conditions as set forth in this Fifth Amendment to Credit Agreement (“Fifth Amendment”).

Agreement:

Now, therefore, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement. The Credit Agreement is amended as of the Effective Date as follows:

1.1 The following Sections of Article 1 are hereby amended in their entirety to read as follows:

1.19 Base Rate: means a rate per annum announced by the Administrative Agent on the first Business Day of each week, which shall be the higher of (a) 150 basis points greater than the highest of the one week, or one month LIBO Rate or (b) the Prime Rate.

1.116 LC Commitment: shall be $100,000,000.

1.121 LIBO Rate: means (a) with respect to each day during each LIBO Rate Period applicable to a LIBO Rate Loan, (i) the per annum rate for the LIBO Rate Period selected by Borrower, as quoted by the British Bankers’ Association (or if such quotation source is unavailable, such other quotation source as may be reasonably selected by the Administrative Agent) for the purpose of displaying London Interbank Offered Rates for U.S. Dollar deposits, determined effective as of 11:00 A.M. (London Time) on the day which is two (2) Banking Days prior to the first day of each LIBO Rate Period, rounded up to the next 1/100th of 1% per annum, plus (ii) the 5-Year Margin or (b) with respect to the determination of the Base Rate, the per annum rate as quoted by the British Bankers’ Association (or if such quotation source is unavailable, such other quotation source as may be reasonably selected by the Administrative Agent) for the purpose of displaying London Interbank Offered Rates for U.S. Dollar deposits, determined effective as of 11:00 A.M. (London Time) for the determination period relating thereto, on the date of determination, in each case, with the LIBOR rate divided by a percentage equal to 100% minus the stated maximum rate of all reserve requirements (including, without limitation, any marginal, emergency, supplemental, special or other reserves) applicable on such date to any member bank of the Federal Reserve System in respect of “Eurocurrency liabilities” as defined in Regulation D (or any successor category of liabilities under Regulation D).

1.2 The following new Sections are added to Article 1 reading as follows:

1.180 Prime Rate: means a rate of interest per annum equal to the “prime rate” as published from time to time in the Eastern Edition of the Wall Street Journal as the average prime lending rate for seventy-five percent (75%) of the United States’ thirty (30) largest commercial banks, or if the Wall Street Journal shall cease publication or cease publishing the “prime rate’’ on a regular basis, such other regularly published average prime rate applicable to such commercial banks as is acceptable to the Administrative Agent in its reasonable discretion.

1.181 Fifth Amendment: means the Fifth Amendment to Credit Agreement dated as of February 10, 2009 and between the parties hereto.

1.3 Section 11.14.1 (Working Capital), is amended as follows: The amount “$250,000,000” shall be amended to read “$750,000,000”. The corresponding amount of “$250,000,000” in Exhibit 1.48 referred to in Section 1.48 (Compliance Certificate) shall also be amended to read “$750,000,000”.

1.4 Section 12.6 (Loans) is amended as follows: The amount “$200,000,000” shall be amended to read “$300,000,000”.

1.5 Subsection (a)(i) of Section 12.7 (Merger; Acquisitions; Business Form; Etc.) is amended in its entirety to read as follows:

(i) The book value of the assets of Borrower and its Subsidiaries does not increase due to all such mergers, consolidations or acquisitions by an aggregate amount in excess of $500,000,000.00 during the remaining term of this Agreement from the Effective Date of the Fifth Amendment;

1.6 Subsection (g) of Section 12.8 (Investments) is amended in its entirety to read as follows:

(g) (i) Investments by Borrower in the Restricted Subsidiaries in an unlimited amount, and (ii) Investments after the Effective Date of the Fifth Amendment, by Borrower in Consolidated Subsidiaries, except Cofina, LLC, in addition to Investments by Borrower in the Restricted Subsidiaries, in an aggregate amount outstanding at any point in time not exceeding $200,000,000.00;

1.7 Subsection (k) of Section 12.8 (Investments) is amended in its entirety to read as follows:

(k) Investments after the Effective Date of the Fifth Amendment, in addition to those permitted by clauses (a) through (j) above, in an aggregate amount outstanding at any point in time not exceeding $350,000,000.00.

2. Conditions to Effectiveness of this Fifth Amendment. The effectiveness of this Fifth Amendment is subject to satisfaction, in the Administrative Agent’s sole discretion, of each of the following conditions precedent (the date on which all such conditions precedent are so satisfied (except those that may be satisfied at a later date) shall be the “Effective Date”):

2.1 Delivery of Executed Loan Documents. Borrower and the Required Lenders shall have delivered to the Administrative Agent, for the benefit of, and for delivery to, the Administrative Agent and the Syndication Parties, this Fifth Amendment (or their approval thereof, in the case of Voting Participants), duly executed.

2.2 Representations and Warranties. The representations and warranties of Borrower in the Credit Agreement shall be true and correct in all material respects on and as of tile Effective Date as though made on and as of such date.

2.3 No Event of Default. No Event of Default shall have occurred and be continuing under the Credit Agreement as of the Effective Date of this Fifth Amendment.

2.4 Payment of Fees and Expenses. Borrower shall have paid the Administrative Agent, by wire transfer of immediately available federal funds (a) all fees and expenses presently due under the Credit Agreement (as amended by this Fifth Amendment); and (b) for distribution to the Syndication Parties, fees in the amount equal to five one hundredths of one percent (0.05%) of the amount of the Individual 5-Year Commitments held by the Syndication Parties and Voting Participants that unconditionally deliver to the Administrative Agent (or its counsel), on or before 5:00 pm MST on February 10, 2009, their signature page to this Fifth Amendment, or their consent to this Fifth Amendment, as the case may be, which fees shall be deemed to have been earned in full upon the Effective Date.

3. General Provisions.

3.1 No Other Modifications. The Credit Agreement, as expressly modified herein, shall continue in full force and effect and be binding upon the parties thereto.

3.2 Successors and Assigns. This Fifth Amendment shall be binding upon and inure to the benefit of Borrower, Agent, and the Syndication Parties, and their respective successors and assigns, except that Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of all the Syndication Parties.

3.3 Definitions. Capitalized terms used, but not defined, in this Fifth Amendment shall have the meaning set forth in the Credit Agreement.

3.4 Severability. Should any provision of this Fifth Amendment be deemed unlawful or unenforceable, said provision shall be deemed several and apart from all other provisions of this Fifth Amendment and all remaining provision of this Fifth Amendment shall be fully enforceable.

3.5 Governing Law. To the extent not governed by federal law, this Fifth Amendment and the rights and obligations of the parties hereto shall be governed by, interpreted and enforced in accordance with the laws of the State of Colorado.

3.6 Headings. The captions or headings in this Fifth Amendment are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Fifth Amendment.

3.7 Counterparts. This Fifth Amendment may be executed by the parties hereto in separate counterparts, each of which, when so executed and delivered, shall be an original, but all such counterparts shall together constitute one and the same instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all of the parties hereto. Copies of documents or signature pages bearing original signatures, and executed documents or signature pages delivered by a party by telefax, facsimile, or e-mail transmission of an Adobe® file format document (also known as a PDF file) shall, in each such instance, be deemed to be, and shall constitute and be treated as, an original signed document or counterpart, as applicable. Any party delivering an executed counterpart of this Fifth Amendment by telefax, facsimile, or e-mail transmission of an Adobe® file format document also shall deliver an original executed counterpart of this Fifth Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Fifth Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be executed as of the Effective Date.

BORROWER:

CHS INC., a cooperative corporation formed under the laws of the State of Minnesota

By:
Name: John Schmitz
Title: Executive Vice President and Chief Financial
Officer

ADMINISTRATIVE AGENT:

COBANK, ACB

By:
Name: Michael Tousignant
Title: Vice President

SYNDICATION PARTIES:

CoBank, ACB
By:
Name: Michael Tousignant
Title: Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch
By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]

SunTrust Bank
By:
Name:
Title:

Bank of America, N.A.
By:
Name:
Title:

Wells Fargo Bank, National Association
By:
Name:
Title:

BNP Paribas
By:
Name:
Title:
By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]

Bank of Montreal
By:
Name:
Title:

Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., “Rabobank International” New York Branch
By:
Name:
Title:
By:
Name:
Title:

Deere Credit, Inc.
By:
Name:
Title:

U.S. Bank National Association
By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]

Natixis (f/k/a Natexis Banques Populaires)
By:
Name:
Title:
By:
Name:
Title:

Fortis Capital Corp.
By:
Name:
Title:
By:
Name:
Title:

The Bank of Nova Scotia
By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]

Calyon New York Branch
By:
Name:
Title:
By:
Name:
Title:

National City Bank (successor by merger to National City Bank of Indiana
By:
Name:
Title:

M&I Marshall & Ilsley Bank
By:
Name:
Title:
By:
Name:
Title:

Farm Credit Services of America, PCA
By:
Name: Steven L. Moore
Title: Vice President

[Signature Page to Fifth Amendment to Credit Agreement]

ING Capital LLC
By:
Name:
Title:

Comerica Bank
By:
Name:
Title:

AgStar Financial Services, PCA
By:
Name:
Title:

HSH Nordbank AG New York Branch
By:
Name:
Title:
By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]

Société Générale
By:
Name:
Title:

Wachovia Bank, National Association
By:
Name:
Title:

AgFirst Farm Credit Bank
By:
Name:
Title:

U.S. AgBank
By:
Name:
Title:

[Signature Page to Fifth Amendment to Credit Agreement]